SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(C) of The Securities Exchange Act
                                    of 1934



Check the appropriate box:

[X]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]      Definitive Information Statement



                               CRD HOLDINGS, INC.
                          (f/k/a GUMP & COMPANY, INC.)
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[ ]      No fee required.
[X]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies: Common Stock

         2)       Aggregate number of securities to which  transaction  applies:
                  8,250,000 shares

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined): $.01 per share based upon the average of the last sale price for the five business days preceding the date of the shareholder action.

         4)       Proposed maximum aggregate value of transaction: $16.50

         5)       Total Fee Paid: $16.50

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                  CRD HOLDINGS, INC. F/K/A GUMP & COMPANY, INC.
                         5808 Sepulveda Blvd., Suite 502
                           van nuys, california 91411
                                 August 29, 2002

     INFORMATION STATEMENT AND NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS IN
                    LIEU OF SPECIAL MEETING OF STOCKHOLDERS

Dear Stockholder:

         The enclosed Information Statement and Notice of Action Taken Without a Meeting is being furnished to stockholders of record as of June 12, 2002 (the "Record Date"), of Gump & Company, Inc., a Delaware corporation (the "Company"), in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote on such actions:

         1. Approve an Agreement and Plan of Merger to merge a newly formed subsidiary of the Company with and into Car Rental Direct, Inc., a Nevada corporation and a wholly-owned subsidiary of MAII Holdings, Inc., a Texas corporation. A copy of the Merger Agreement is attached to the Information Statement as Appendix A;

         2. Approve the amendment and restatement of the Company's Certificate of Incorporation to change the name of the Company to CRD Holdings, Inc. and increase the number of authorized shares of Common Stock to 40,000,000, par value $.001 per share, from 20,000,000, par value $.01 per share, and to increase the number of authorized shares of Preferred Stock to 10,000,000, par value $.001 per share, from 2,000,000, par value $.001 per share. A copy of the Certificate of Amendment to the Company's Certificate of Incorporation is attached to the Information Statement as Appendix B; and

         3. Approve the Company's 2002 Long Term Incentive Plan. A copy of the 2002 Long Term Incentive Plan is attached to the Information Statement as Appendix C.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                     PROXY

         The Company's Board of Directors has fully reviewed and unanimously approved the above-described actions and has determined that they are in the best interests of the Company. The holders of 99% of our Common Stock have executed a written consent in favor of each of the above-described actions.

         This Information Statement will serve as written Notice to our stockholders pursuant to Section 228 of the DGCL.

         THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                           By order of the Board of Directors,


                                           /s/ Christie S. Tyler
                                           -------------------------------------
                                           Christie S. Tyler
                                           Chairman of the Board,
                                           Chief Executive Officer and President

                  CRD HOLDINGS, INC. F/K/A GUMP & COMPANY, INC.
                         5808 Sepulveda Blvd., Suite 502
                           van nuys, california 91411
                                 August 29, 2002

       INFORMATION STATEMENT AND NOTICE OF ACTION TAKEN WITHOUT A MEETING

Dear Stockholder:

         This Information Statement and Notice of Action Taken Without a Meeting (collectively, the "Information Statement") is furnished by the Board of Directors of CRD Holdings, Inc. f/k/a Gump & Company, Inc., a Delaware corporation (the "Company"), to the holders of the Company's capital stock as of June 12, 2002 to provide information with respect to certain corporate actions taken by written consent of Mark A. DiSalvo, Kevin Halter, Jr., and Robert M. Kern, holders of a majority of the outstanding shares of the Company's Common Stock that were entitled to vote on such actions (the "Majority Stockholders"). This Information Statement also constitutes notice of action taken without a meeting as required by Section 228 of the Delaware General Corporation Law.

         The written consent, executed by the Majority Stockholders, approved the following actions:

         1. An Agreement and Plan of Merger to merge a newly formed subsidiary of the Company with and into Car Rental Direct, Inc., a Nevada corporation and a wholly-owned subsidiary of MAII Holdings, Inc., a Texas corporation (the "Merger Agreement"). A copy of the Merger Agreement is attached to this Information Statement as Appendix A;

         2. The amendment and restatement of the Company's Certificate of Incorporation to change the name of the Company to CRD Holdings, Inc and increase the number of authorized shares of Common Stock to 40,000,000, par value $.001 per share, from 20,000,000, par value $.01 per share, and to increase the number of authorized shares of Preferred Stock to 10,000,000, par value $.001 per share, from 2,000,000, par value $.001 per share (the "Amendment"). A copy of the Company's Amended and Restated Certificate of Incorporation is attached to this Information Statement as Appendix B; and

         3. The adoption of the Company's 2002 Long Term Incentive Plan. A copy of the 2002 Long Term Incentive Plan is attached to this Information Statement as Appendix C.

         The Majority Stockholders, holding 99% of the outstanding shares of the Company's Common Stock, have approved, by written consent, all of the above-described actions. Therefore, all required corporate approvals for these actions have been obtained. This Information Statement is furnished solely for the purpose of informing stockholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                              By Order of the Board of Directors

                                              /s/  Richard F. Dahlson
                                              -----------------------
                                              Richard F. Dahlson
                                              Secretary
Van Nuys, California
August  29, 2002

                  CRD HOLDINGS, INC. F/K/A GUMP & COMPANY, INC.
                         5808 Sepulveda Blvd., Suite 502
                           van nuys, california 91411
                                 August 29, 2002

                        PURPOSE OF INFORMATION STATEMENT

         This Information Statement is being furnished by the Board of Directors of CRD Holdings, Inc., f/k/a Gump & Company, Inc., a Delaware corporation (the "Company"), to provide Company stockholders with information concerning the following corporate actions (together, the "Corporate Actions") approved by Mark
A. DiSalvo, Kevin Halter, Jr., and Robert M. Kern, holders of a majority of the Company's voting stock (the "Majority Stockholders"), on June 12, 2002:

         1. An Agreement and Plan of Merger (the "Merger Agreement") whereby a newly formed subsidiary of the Company was merged (the "Merger") with and into Car Rental Direct, Inc. ("Car Rental Direct"), a Nevada corporation and wholly-owned subsidiary of MAII Holdings, Inc., a Texas corporation ("MAII");

         2. The amendment (the "Amendment") of the Company's Certificate of Incorporation, made in connection with the Merger, to:

         (a)      change the name of the Company to "CRD Holdings, Inc.";

         (b) increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 40,000,000, and decrease the par value of the Company's Common Stock from $0.01 per share to $0.001 per share;

         (c) increase the number of authorized shares of the Company's Preferred Stock from 2,000,000 to 10,000,000, with no change in par value;

         (d) restate the Company's Certificate of Incorporation to reflect all of the foregoing changes in one document and update the language to make it consistent with prior amendments thereto; and

         3. The adoption of the Company's 2002 Long Term Incentive Plan (the "Incentive Plan").

         A copy of the Merger Agreement is attached to this Information Statement as Appendix A. A copy of the Company's Amended and Restated
Certificate of Incorporation is attached to this Information Statement as Appendix B. A copy of the 2002 Long Term Incentive Plan is attached to this Information Statement as Appendix C.

                               SUMMARY TERM SHEET

         On June 19, 2002, pursuant to the Merger Agreement, we consummated the merger of a newly formed subsidiary of the Company with and into Car Rental Direct. We discuss the merger in more detail below under the section "Reorganization and Merger." The merger was approved by the Board of Directors of the Company, the Majority Stockholders and by MAII, the sole stockholder of Car Rental Direct.

As a result of the Merger:

         o        Car Rental Direct is our wholly-owned subsidiary;

         o our sole substantive business operations are those of Car Rental Direct;

         o Car Rental Direct's executive management and directors became our executive officers and directors;

         o        a total of 2,291,472 shares of our Common Stock were canceled;
                  and

         o a total of 8,250,000 shares of our Common Stock were issued to MAII, the sole stockholder of Car Rental Direct, which entitles MAII to approximately 96.6% of the voting rights of our capital stock.

         Car Rental Direct is incorporated in the State of Nevada and is a rental car company that specializes in renting cars to customers whose personal or corporate vehicle is out of service for an extended period of time. Car Rental Direct currently has rental sites located in California, Arizona and Nevada, and operates a fleet of approximately 2,200 cars. The Company will operate Car Rental Direct as our wholly-owned subsidiary. For a more detailed description of Car Rental Direct's business, please see the section entitled "About Car Rental Direct" below.

                             RECORD DATE AND VOTING

         The Corporate Actions were approved by the Majority Stockholders by written consent on June 12, 2002 in lieu of a meeting of stockholders. Section 228 of the Delaware General Corporation Law (the "DGCL") permits stockholder actions in lieu of a meeting of stockholders if holders of a sufficient number of shares consent to the actions in writing. Approval of each of the Corporate Actions described in this Information Statement requires the vote of stockholders who own a majority of the Company's issued and outstanding shares of voting stock.

         Only stockholders of record of the Company's outstanding voting stock at the close of business on June 12, 2002, the date of the written consent was delivered to the Company by the Majority Stockholders (the "Record Date"), are entitled to receive this Information Statement and the Notice of Action by Written Consent.

         As of the Record Date, the following shares of voting stock of the Company were issued and outstanding:

         Common Stock:        2,633,201 shares, each share entitled to one vote;
                              2,633,201 votes in the aggregate.

         Preferred Stock:     zero (0) shares, each share entitled to one  vote;
                              zero (0) votes in the aggregate.

         As of the Record Date, the Majority Stockholders owned an aggregate of 2,608,500 shares of the Company's Common Stock which, in the aggregate, constitute a sufficient amount to approve the Corporate Actions.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. WE HAVE RECEIVED APPROVAL FOR THE CORPORATE ACTIONS DESCRIBED HEREIN, BY WRITTEN CONSENT OF STOCKHOLDERS OWNING AN AGGREGATE OF 2,608,500 SHARES OF OUR COMMON STOCK (CONSTITUTING APPROXIMATELY 99% OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK AS OF JUNE 12, 2002).

         The mailing address of the principal executive office of the Company is 5808 Sepulveda Blvd., Suite 502 Van Nuys, California 91411. The phone number of the Company is (818) 909-7425.

                                TABLE OF CONTENTS


PURPOSE OF INFORMATION STATEMENT ..............................................2
SUMMARY TERM SHEET.............................................................2
RECORD DATE AND VOTING.........................................................3
TABLE OF CONTENTS..............................................................4
DISSENTER'S RIGHTS.............................................................4
ACTION I - REORGANIZATION AND MERGER...........................................4
         General...............................................................4
         About the Company.....................................................5
         About Car Rental Direct...............................................5
         About MAII............................................................7
         History of the Merger.................................................7
         Unanimous Board Recommendation........................................8
ACTION II - THE AMENDMENT......................................................8
         General...............................................................8
         Common Stock..........................................................9
         Preferred Stock.......................................................9
         Unanimous Board Recommendation........................................9
ACTION III - 2002 LONG TERM INCENTIVE PLAN....................................10
         Objectives...........................................................10
         Administration.......................................................10
         Types of Awards......................................................10
         Conditions on Stock Options..........................................11
         Unanimous Board Recommendation.......................................11
MANAGEMENT....................................................................12
PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP...............................13
LEGAL PROCEEDINGS.............................................................14
FINANCIAL STATEMENTS..........................................................14
MISCELLANEOUS.................................................................14

                               DISSENTER'S RIGHTS

         Under Delaware law, our stockholders are not entitled to dissenter's rights with respect to any of the Corporate Actions set forth in this Information Statement or to demand appraisal of their shares as a result of the approval of any of the Corporate Actions.

                      ACTION I - REORGANIZATION AND MERGER
General

         On June 12, 2002, the Company, CRD Acquisition, Inc., a newly formed Nevada corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), MAII, Car Rental Direct and certain holders of the outstanding capital stock of the Company, entered into an Agreement and Plan of Merger. Pursuant to the Merger Agreement, on June 19, 2002, Merger Sub merged with and into Car Rental Direct (the "Merger"). Car Rental Direct emerged from the Merger as the surviving corporation and a wholly-owned subsidiary of the Company.

         The Merger was approved by the Majority Stockholders and, accordingly, you are not being asked to approve the Merger.

         As a result of the Merger:

         o        Car Rental Direct is the Company's wholly-owned subsidiary;

         o our sole substantive business operations are those of Car Rental Direct;

         o all of our officers resigned and the executive management of Car Rental Direct became our executive officers;

         o        a total of 2,291,472 shares of our Common Stock were canceled.

         o a total of 8,250,000 shares of our Common Stock were issued to MAII, the sole stockholder of Car Rental Direct, which entitles MAII to approximately 96.6% of the voting rights of our capital stock; and

         o Mark A. DiSalvo, our sole director prior to the Merger, resigned and was replaced by Christie S. Tyler, Thomas A. Montgomery, Richard F. Dahlson, and Brodie Cobb, who now comprise our Board of Directors.

         Prior to the Merger, we had no active substantive business operations. We consummated the Merger to obtain business operations and, since the Merger, the Company's only material business operations are conducted by Car Rental Direct. Car Rental Direct consummated the merger to become a public company.

About the Company

         Since our inception in 1988 until the Merger described in this Information Statement, we have been a development stage company with no commercial operations, no employees and no revenues.

         We were initially incorporated on September 28, 1988 under the laws of the State of Delaware as Brian Capital, Inc. As a result of a merger on September 10, 1993, we changed our name to Sea Pride Industries, Inc. On August 18, 1997, we changed our name to Gump & Company, Inc. We had been delinquent since 1993 in our annual and periodic filings to the Securities and Exchange Commission (the "Commission") as required under the Securities Exchange Act of 1934 (the "Securities Exchange Act"). As a result of a change in control on June 7, 2000, we filed with the Commission our Annual Report on Form 10-KSB to cover the fiscal periods from October 31, 1993 through October 31, 1999. We are current in our Securities Exchange Act filings with the Commission. In connection with the Merger and as a result of the Amendment, we changed our name to CRD Holdings. Inc.

         Effective June 27, 2002, our Common Stock is quoted on the OTC Bulletin Board under the symbol "CRDH."

About Car Rental Direct

         The Company's sole material operations are conducted by its subsidiary, Car Rental Direct. Car Rental Direct is incorporated in the State of Nevada and is a rental car company that specializes in renting cars to customers whose personal or corporate vehicle is out of service for an extended period of time. Car Rental Direct currently has 27 daily rental locations, four satellite locations, and one wholesale used car facility in California, Arizona and Nevada, and has a fleet of approximately 2,200 cars. We will operate Car Rental Direct as our wholly-owned subsidiary.

         Car Rental Direct uses a wide variety of makes and models of cars for daily rental purposes, nearly all of which are current year or the previous year's models. Car Rental Direct rents cars on a daily, weekend, weekly or monthly basis, with rental charges computed on a limited or unlimited mileage rate, or on a time rate plus a mileage charge. Car Rental Direct 's rates vary at different locations depending on local market, competitive and cost factors, and virtually all rentals are made utilizing rate plans under which the customer is responsible for gasoline used during the rental.

         Car Acquisition. Car Rental Direct acquires, subject to availability, a majority of its cars pursuant to various fleet repurchase programs established by automobile manufacturers. Under these programs, automobile manufacturers agree to repurchase cars at a specified price during established repurchase periods, subject to certain car condition and mileage requirements. Repurchase prices under the repurchase programs are based on either (a) a predetermined percentage of original car cost and the month in which the car is returned or
(b) the original capitalization cost less a set daily depreciation amount. These repurchase programs limit Car Rental Direct 's residual risk with respect to cars purchased under the programs. For this reason, cars purchased by car rental companies under repurchase programs are sometimes referred to by industry participants as "non-risk" cars. Conversely, those cars not purchased under repurchase programs for which the car rental company is exposed to residual risk


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

are sometimes referred to as "at-risk" cars. During 2001, approximately 33% of all cars used in Car Rental Direct's operations were "non-risk" cars. Purchases of cars are financed through funds provided from operations and by active and ongoing borrowing programs.

         Insurance. Car Rental Direct is, where permitted by applicable local law, self-insured against liability resulting from accidents under certificates of self-insurance for financial responsibility in all states where its vehicles are registered. Car Rental Direct also self-insures general public liability and property damage for all its rental operations.

         Ordinarily, collision damage costs and the costs of stolen or unaccounted for cars are carried on a self-insured basis, with such costs being charged to expense as incurred. Car Rental Direct generally requires its customers to provide their own liability insurance on rented cars with Car Rental Direct held harmless under various agreements.

         Other types of insurance usually carried by business organizations, such as worker's compensation, property (including boiler and machinery and business interruption), commercial crime and fidelity, performance bonds and directors' and officers' liability insurance, are purchased from various insurance companies in amounts deemed adequate by Car Rental Direct for the respective hazards.

         Car Rental Direct also maintains a $3 million professional liability insurance policy.

         Competition. The markets in which Car Rental Direct operates are highly competitive. In any given location, Car Rental Direct may encounter competition from national, regional and local companies. Car Rental Direct 's principal competitors in the car rental business market are The Hertz Corporation, Avis Rent A Car Systems, Inc., National Car Rental System, Inc. ("National"), Alamo Rent-a-Car Inc. ("Alamo") and Budget Group, Inc. National and Alamo are owned by ANC Rental Corporation.

         Car Rental Direct believes that price is one of the primary competitive factors in the car rental market. Competitors of Car Rental Direct, many of which have access to substantial capital, may seek to compete aggressively on the basis of pricing. To the extent that Car Rental Direct matches downward competitor pricing, it could have an adverse impact on Car Rental Direct 's results of operations. To the extent that Car Rental Direct is not willing to match competitor pricing, it could also have an adverse impact on Car Rental Direct 's results of operations as Car Rental Direct may lose market share.

         Governmental Regulation and Environmental Matters. Car Rental Direct is subject to numerous types of governmental controls, including those relating to price regulation and advertising, currency controls, labor matters, charge card operations and environmental protection.

         Car Rental Direct 's operations, as well as those of its competitors, could be affected by any limitation in the fuel supply or by any imposition of mandatory allocation or rationing regulations. In the event of a severe disruption of fuel supplies, the operations of all car and industrial and construction equipment renting and leasing companies could be adversely affected. Historically, there has been no material disruption of operations resulting from lack of fuel availability.

         The environmental legal and regulatory requirements applicable to Car Rental Direct 's operations pertain to the operation and maintenance of automobiles. The use of automobiles and other vehicles is subject to various governmental requirements designed to limit environmental damage, including those caused by emissions and noise. Generally, these requirements are met by the manufacturer, except in the case of occasional equipment failure requiring repair by Car Rental Direct.

         Employees. As of August 28, 2002, Car Rental Direct had 177 employees.

         Properties. Car Rental Direct maintains rental facilities for its operations in Gilbert, Phoenix (2), Scottsdale (2), Mesa, Camelback, Sun City, Glendale and Tempe, Arizona; Alhambra, Bellflower, Glendale, Glendora, Culver City, Van Nuys, Valencia, Los Angeles, Manhattan Beach, Rowland Heights, Torrance, Tustin, Moreno Valley, Miramar, Mission Valley and National City, California; and Las Vegas, Nevada. These rental facilities range from approximately 100 square feet to 1,700 square feet of office space per location and are leased by Car Rental Direct for varying terms which expire through 2007. Car Rental Direct leases a 9,000 square foot facility at 5805 Sepulveda Blvd.,

Suite 502, Van Nuys, California 91411, which houses Car Rental Direct's executive offices and leases space for a used vehicle lot in Glendale, California.

About MAII

         MAII is incorporated in the State of Texas. Prior to the Merger described in this Information Statement, MAII was the sole stockholder of Car Rental Direct, which operated as a wholly-owned subsidiary of MAII. Since the Merger, MAII has no material business operations, but will continue to operate as a holding company, with a mission to explore, evaluate and consummate potential acquisition opportunities. MAII's common stock is quoted on the OTC Bulletin Board under the symbol "MAII." The Company's principal executive offices are located at 5805 Sepulveda Blvd., Suite 502, Van Nuys, California 91411. The Company's telephone number is (818) 909-7425.

History of the Merger

         On March 19, 2002 MAII made a public announcement stating that the board of directors and management were pursuing a course of action to spin out its subsidiary Car Rental Direct as a stand-alone public company. The rationale for the spinout provided by MAII was predicated on three key points, (a) accounting transparency (b) Car Rental Direct's capital requirements and (c) the creation of additional competitive tools for Car Rental Direct's operations. It is our belief that the merger of Car Rental Direct with the Company will provide significant value to the Company's stockholders over time.

         In furtherance of this objective, Mr. Tyler and MAII's legal counsel initiated a search to identify potential reverse merger candidates. In early April 2002, Mr. Tyler was introduced to KPC, llc, which is a business advisor group based in Los Angeles, California. Over the next few weeks, KPC, llc assisted MAII in identifying and contacting several potential reverse merger candidates, including the Company. In addition, MAII continued its efforts on its own and in conjunction with other business advisors to identify and evaluate various other reverse merger candidates.

         On or about April 1, 2002, KPC, llc identified the Company as a potential reverse merger candidate. Over the next several weeks, management and MAII's legal counsel conducted a due diligence investigation of the Company and its major stockholder, Mark Disalvo, which included reviewing public filings made by the Company with the Securities and Exchange Commission (the "SEC"). During this same period, the Company and its legal counsel conducted a due diligence investigation of MAII and Car Rental Direct, which included a review of MAII's SEC filings.

         Upon completion of its due diligence investigation, MAII's management was of the opinion that the Company was a very attractive reverse merger candidate, because, among other things: (a) the Company's previous lack of an operating business; (b) the Company and a relatively small base of stockholders outside the three major stockholders; (c) the Company had a clean balance sheet; and (d) the Company was current on all required filings with the SEC under the Securities Exchange Act of 1934, as amended, and management recommended to the MAII Board of Directors (the "MAII Board") that MAII proceed with the Merger with the Company. On or about May 7, 2002, the MAII Board met informally by conference call to discuss the diligence findings, the advisability of a reverse merger transaction involving Car Rental Direct and proposed terms of the Merger, and after discussion, the MAII Board unanimously authorized management to negotiate a reverse merger transaction with the Company and Car Rental Direct on substantially the proposed terms as presented to the MAII Board.

         Likewise, upon completion of its due diligence investigation, Mr. Disalvo, the Company's sole director, president and largest stockholder, as well as Kevin Halter, Jr. and Robert M. Kern, the other two major stockholders of the Company, unanimously determined that the Merger would be in the best interests of the Company and its stockholders.

         On or about May 13, 2002, MAII's legal counsel delivered to the Company and Kevin Halter, a material shareholder of the Company, an initial draft of the Merger Agreement and related documentation. From that date until June 12, 2002, Mr. Tyler, Pete Wilson, a principal of KPC, llc, and MAII's legal counsel, negotiated the terms of the Merger Agreement and the related documents with Messrs. Disalvo, Halter and Kern.

         By written consent dated June 12, 2002, the MAII Board unanimously approved the Merger, the Merger Agreement and the other related documents. In addition, by written consent dated June 12, Mr. Disalvo, as the sole director of the Company, approved the Merger, the Merger Agreement and the other related documents, and by separate written consent dated June 12, 2002, Messrs Disalvo, Halter and Kern, the major stockholders of the Company, also approved the Merger, the Merger Agreement and the other related documents. On June 28, 2002, MAII and the Company announced that they had completed the Merger.

         The terms of the Merger Agreement were negotiated by the Company's President and the Chief Executive Officer of MAII and Car Rental Direct.
Principal factors taken into account in determining the percentage of the Company to be owned by MAII, as the sole stockholder of Car Rental Direct, and existing Company stockholders following consummation of the Merger were:

         o the value to Car Rental Direct of the Company as a public vehicle;

         o the amount of Company debt that Car Rental Direct would inherit upon consummation of the Merger;

         o        the restructuring of the Company prior to the Merger; and

         o the current and anticipated value of Car Rental Direct's business.

         To the Company's knowledge, no material relationship existed between the Company and Car Rental Direct on the one hand, or any affiliate, director, or officer of the Company, or any associate of any such director or officer.

         The Merger was effected by the filing of a Certificate of Merger with the State of Nevada and was consummated pursuant to exemptions from federal and applicable state securities registration provisions. The parties were not required to comply with any other federal or state regulatory requirements or obtain any other material approvals in connection with the Merger.

         For accounting purposes, the Merger was treated as an acquisition of the Company by MAII.

Unanimous Board Recommendation

         The Board of Directors unanimously recommended the Merger to the Company's stockholders. The Company has received the approval, through written consent, of the Majority Stockholders who held an aggregate of 2,608,500 shares of Common Stock (constituting approximately 99% of the issued and outstanding shares of Common Stock of the Company as of June 12, 2002).

                            ACTION II - The Amendment

General

         In connection with the Merger, the Board of Directors of the Company has unanimously determined that it is advisable to amend the Certificate of Incorporation to:

         (a)      change the name of the Company to "CRD Holdings, Inc.";

         (b) increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 40,000,000, and decrease the par value of the Company's Common Stock from $0.01 per share to $0.001 per share;

         (c) increase the number of authorized shares of the Company's Preferred Stock from 2,000,000 to 10,000,000, with no change in par value; and

         (d) restate the Company's Certificate of Incorporation to reflect all of the foregoing changes in one document and update the language to make it consistent with prior amendments thereto.

         Since the Merger, the Company's sole substantive business operations have been those of its wholly-owned subsidiary, Car Rental Direct, Inc. Management believes that changing the Company's name to "CRD Holdings, Inc." will better reflect the Company's business operations.

Common Stock

         The Restated Certificate adds 20,000,000 shares of Common Stock, par value $.001 per share ("Common Stock") to the authorized capital of the Company. As of June 12, 2002, prior to the Merger, there were 2,633,201 shares of our Common Stock issued and outstanding and no shares were held in our treasury. As a result of the Merger, there are 8,591,729 shares of our Common Stock issued and outstanding. The shares of our Common Stock are traded on the OTC Bulletin Board under the symbol "CRDH.OB". Holders of our Common Stock may cast, for each share held, one vote for as many persons as there are directors to be elected, and one vote for any other matter. Holders of our Common Stock do not have any preemptive rights to acquire any additional securities issued by the Company, nor do they have cumulative voting rights.

         The Company may from time to time consider mergers, acquisitions and other transactions that may involve the issuance of additional shares of Common Stock (any one or more of which may be under consideration or acted upon at any time). The Company is not currently a party to any agreements with respect to any such transactions, nor does it have any agreements, commitments or understandings with respect to any such transactions or that would involve the issuance of additional shares of our Common Stock.

         Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those stockholders who paid a higher consideration per share for their stock. Also, future issuances will increase the number of outstanding shares of Common Stock, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock and any issuance thereof, or both, may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity who is seeking to acquire control of the Company.

Preferred Stock

         The Restated Certificate adds 8,000,000 shares of Preferred Stock, par value $.001 per share ("Preferred Stock"), to the authorized capital of the Company. As of June 12, 2002, no shares of our Preferred Stock were issued and outstanding. We currently have no plans to issue any Preferred Stock, however, our Board of Directors will have authority, without further stockholder action, to issue Preferred Stock in one or more series and may designate the dividend rate, voting rights and other rights, preferences and restrictions of each series.

         It is not possible to state the actual effect of the issuance of our Preferred Stock upon the rights of holders of our Common Stock until the Board of Directors determines the specific rights of the holders of such Preferred Stock. However, such effects might include, among other things, restricting dividends on our Common Stock, diluting the voting power of our Common Stock, impairing the liquidation rights of the holders of our Common Stock, and delaying or preventing a change in control of the Company without further action by the stockholders.

Unanimous Board Recommendation

         The Board of Directors unanimously recommended the Amendment to the Company's stockholders. The Company has received the approval, through written consent, of the Majority Stockholders, who held an aggregate of 2,608,500 shares of Common Stock (constituting approximately 99% of the issued and outstanding shares of Common Stock of the Company as of June 12, 2002).

                   ACTION III - 2002 LONG TERM INCENTIVE PLAN

         The Board of Directors of the Company has unanimously determined that it is advisable to adopt the Company's 2002 Long Term Incentive Plan (the "Plan"). Under the Plan the Company has reserved 2,200,000 shares of our Common Stock for issuance upon exercise of options.

Objectives

         The objective of the Plan is to provide incentives to attract, retain, and reward directors, executive officers, and other key employees and consultants of and service providers to the Company and its subsidiaries (including consultants and others providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders. Persons eligible to be granted incentive stock options under the Plan will be those employees, consultants, professionals and non-employee directors whose performance, in the judgment of the Company's Board of Directors, or a Committee thereof, can have significant effect on the Company's success.

Administration

         A Committee of the Board of Directors consisting of two or more Directors, each of whom is a "nonemployee director" within the meaning of Rule 16b-3 of the Securities Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Committee"), will administer the Plan by making determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. The Board of Directors or a Committee thereof shall also have the authority to interpret the provisions of the Plan and to establish and amend rules for its administration subject to the Plan's limitations.

Types of Awards

         The Plan authorizes the Company to grant (a) incentive and non-qualified stock options to purchase shares of our Common Stock, (b) stock appreciation rights ("SARs"), (c) restricted stock and deferred stock awards, and (d) such other stock awards as the Committee deems appropriate. The Plan does not specify what portion of any award may or must be in the form of any of the foregoing, such determination to be made by the Committee. Incentive stock options awarded to Company employees are qualified stock options under the Internal Revenue Code.

         Stock Appreciation Rights. A Stock Appreciation Right is the right to benefit from appreciation in the value of the Company's Common Stock. The SAR holder, on exercise of the SAR, is entitled to receive from the Company, upon exercise thereof, the excess of (a) the fair market value of one share of stock on the date of exercise (or, if the Committee shall so determine in the case of any such right, the fair market value of one share at any time during a specified period before or after the date of exercise), over (b) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in the Plan, shall be not less than the fair market value of one share of stock on the date of grant. The Committee may grant SARs in connection with all or any part of an option or other award granted under the Plan, either concurrently or at any time thereafter, and may also grant SARs independently of such other awards.

         Restricted Stock and Deferred Stock Awards. The Committee has the discretion to award grants of stock or deferred stock to participants upon terms and conditions that the Committee deems appropriate. Such awards may or may not be subject to forfeiture as specified by the Committee at the time of such Award. The Committee may award stock or deferred stock in connection with all or any part of an option or other award granted under the Plan, either concurrently or at any time thereafter, and may also grant stock and deferred stock independently of such other awards..

         Automatic Grant of Stock Options to Directors. The Plan provides that effective, immediately following the Merger, the directors continuing as directors of the Company will receive a nonqualified stock option to purchase 75,000 shares of our Common Stock. This option vests on a pro rata basis each calendar month over the three-year period from the date of grant (but only if such option holder is a director at the time of vesting), with vesting commencing on the first day of the calendar month following the date of grant and final vesting occurring on the date immediately prior to the third anniversary of the date of grant. Upon every third anniversary of the initial election of a director, that director will receive a nonqualified stock option to purchase an additional 75,000 shares of our Common Stock provided such option holder is, on such anniversary, still a director of the Company (the "Renewal Option"). Each Renewal Option vests on a pro rata basis each calendar month over the three year period from the date of grant (but only if such option holder is a director of the Company at the time of vesting), with vesting commencing on the first day of the calendar month following the date of grant and final vesting on the date immediately prior to the third anniversary of the date of grant.

         The purchase price for options granted to directors under the automatic grant provisions of the Plan are to be equal to the Fair Market Value of our Common Stock on the date of the grant of such option. All options granted to directors under the automatic grant provisions of the Plan are exercisable for a period of four years as to each option (or, where vesting is in increments, as to each vested portion of the option), commencing on the date the option (or, if applicable, such portion of the option) vests. If a person receiving such an option is not reelected to the Board of Directors, resigns, or is removed from the Board of Directors for any reason, then any portion of such person's options that is not vested at such time terminate.

         The Committee, in its discretion, may change the terms and conditions of, and the number of shares of our Common Stock subject to, an option granted to a director pursuant to the automatic grant provisions of the Plan, at any time prior to, or on the date such option is to be automatically granted.

Conditions On Stock Options

         Exercise Price. Options awarded under the Plan may have exercise prices as determined by the Committee provided such exercise price is at least equal to the fair market value of the Common Stock as of the date of grant. However, incentive stock options granted to any person who owns, immediately after the award, stock possessing more than 10% of the combined voting power of all classes of Company stock, or of any subsidiary of the Company, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant.

         Exercisability. The Committee may also specify when all or part of an option becomes exercisable, but in the absence by such specification, the option will ordinarily be exercisable in whole or part at any time during its term. Unless otherwise determined by the Committee, upon termination of an optionee's employment with the Company and its subsidiaries, such optionee may exercise any options during the three-month period (or such other period as may be specified by the Committee in an award) following such termination of employment, but only to the extent such option was exercisable immediately prior to such termination of employment, unless the termination is "for cause," as determined by the Committee, in which case all options held by the optionee shall terminate as of the termination of employment. The Committee may accelerate the exercisability or vesting of any award in whole or in part at any time.

         Payment Upon Exercise. Payment of the exercise price for any option may be made in such forms as the Committee shall determine, including, without limitation, cash, stock, other awards or other property, and may be in a single payment or transfer, in installments or on a deferred basis.

         Expiration Date. Any option granted under the Plan will expire at the time fixed by the Committee, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary of the Company, not more than five years after the date of grant.

         Transferability. Options granted under the Plan are generally not transferable except in limited circumstances as set forth in the Plan.

Unanimous Board Recommendation

         The  Board of  Directors  unanimously  recommended  the 2002  Long Term
Incentive Plan to the Company's stockholders. The Company has received the approval, through written consent, of the Majority Stockholders, who held an aggregate of 2,608,500 shares of Common Stock (constituting approximately 99% of the issued and outstanding shares of Common Stock of the Company as of June 12,
2002). A copy of the 2002 Long Term Incentive Plan is attached to this Information Statement as Appendix C.

                                APPRAISAL RIGHTS

         Under Delaware law, our stockholders are not entitled to demand appraisal of their shares as a result of the approval of any of the Corporate Actions.

                                   MANAGEMENT

         The following table sets forth certain information with respect to the executive officers and directors of the Company as of August 28, 2002, after giving effect to the Merger.

                                                                    Year Current
Name                        Age                Position             Term Expires
----                        ---                --------             ------------

Christie S. Tyler...........44    Chairman of the Board and Chief       2002
                                  ExecutiveOfficer
Keenan Cheung...............36    Chief.Operating Officer               2002
Dwayne J. Chomyk ...........38    Vice.President Finance and
                                  Administration                        2002
Richard F. Dahlson .........43    Director and Secretary                2002
Thomas A. Montgomery........44    Director                              2002
Brodie L. Cobb..............40    Director                              2002
---------------

         Christie S. Tyler has been a director of CRD Holdings, Inc. since June 2002. Mr. Tyler has been Chairman of the Board and Chief Executive Officer of MAII since January 11, 2001. Mr. Tyler has also served as the Chairman of the Board and Chief Executive Officer of Car Rental Direct since August 16, 2001. From June 2000 through January 2001, Mr. Tyler was engaged in private investments. From March 1997 until May 2000, Mr. Tyler served as the Chief Executive Officer and Managing Director of Solution 6 Holdings, Ltd. ("Solution 6"), an Australian Stock Exchange listed company, which provides business solutions to the professional services industry worldwide. From December 1995 until March 1997, Mr. Tyler served as the General Manager of the New Media Group, an affiliate of Telecom New Zealand, a provider of internet and intranet solutions.

         Keenan Cheung has been Chief Operating Officer of CRD Holdings since June 2002. Mr. Cheung was one of the original founders of Car Rental Direct and has served as the companies' Chief Operating Officer since its' inception in November 1999. Mr. Cheung was the General Manager for CarTemps USA Rent a Car (now known as Alamo Local Replacement Division) in Southern California for 2 years. Prior to his experience with CarTemps USA Rent a Car, Mr. Cheung was the Director of Operations for Midway Rent a Car and a branch manager for Enterprise Rent A Car.

         Dwayne J. Chomyk has been Vice President Finance and Administration of CRD Holdings since June 2002. Mr. Chomyk is a Certified Public Accountant, certified in the state of California and has worked in public accounting, consulting and private industry. From March 2000 until May 2002, Mr. Chomyk was employed as a CPA with Singer Lewak Greenbaum & Goldstein LLP, located in Los Angeles, California. From March 1999 through March 2000, Mr. Chomyk was employed in private industry and consulting. From January 1997 until March 1999, Mr. Chomyk served as an auditor for Deloitte and Touche, LLP in Los Angeles, California. Mr. Chomyk received a Bachelor of Science Degree in Mathematics and Economics from the University of California, Los Angeles in 1996. Prior to receiving a B.S. Degree, Mr. Chomyk served in various management positions in the retail automobile industry.

         Richard F. Dahlson has been a director of CRD Holdings, Inc. since June 2002. Mr. Dahlson has been a director of MAII since October 2000 and has served as outside legal counsel to MAII since 1992. Mr. Dahlson has been a director of Car Rental Direct since August 2001, and has served as its outside legal counsel since that time. Mr. Dahlson is a partner of Jackson Walker L.L.P., a law firm headquartered in Dallas, Texas. Mr. Dahlson has been with Jackson Walker L.L.P. since 1984. Mr. Dahlson received his B.S.B.A. from the University of Minnesota and his J.D. degree from the University of Wisconsin. Mr. Dahlson serves as a director of Wireless WebConnect!, Inc., a non-operating bulletin board company, and American Homestar Corporation, a manufactured housing company.

         Thomas A. Montgomery has been a director of CRD Holdings, Inc. since June 2002. Mr. Montgomery is a co-founder of MAII and has served as a director of MAII since 1989. From February 2001 to January 2002, Mr. Montgomery also served as Acting Chief Financial Officer of MAII. Mr. Montgomery has been a director  of Car  Rental  Direct  since  August  2001.  Since  April  2001,  Mr.
Montgomery has also served as Vice President of BFC Capital, Inc. a Texas corporation. From October 2000 until March 2001, Mr. Montgomery was engaged in professional investments. Mr. Montgomery served as Chief Financial Officer of Solution 6 from 1999 until October 2000. From 1990 until 2000, Mr. Montgomery was a partner of Montgomery, Baggett, and Drews, L.L.P., an accounting firm. Mr.
Montgomery received a Bachelor of Business Administration degree from Texas Tech
University and a Master of Science degree from Texas Tech University.

         Brodie L. Cobb has been a director  of CRD  Holdings,  Inc.  since June
2002. Mr. Cobb is the founder and Managing Director of Presidio Strategies, a specialty investment bank focusing on mergers and acquisitions and asset management. Mr. Cobb founded Presidio Strategies in 1997. From 1995 to 1998, Mr.
Cobb was employed by NationsBanc  Montgomery  Securities.  Mr. Cobb received his
B.A. degree from Tulane University and his M.B.A. from the University of Texas at Austin.

                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

         The following table sets forth information with respect to beneficial ownership of Common Stock as of August 28, 2002, after giving effect to the Merger, by (i) each director of the Company, (ii) the chief executive officer and each of the Company's other most highly compensated executive officers whose total annual compensation for 2001 based on salary and bonus earned during 2001 exceeded $100,000 (the "Named Executive Officers"), (iii) all of the Company directors and executive officers as a group, and (iv) all persons known to the Company to be the beneficial owner of 5% or more of the Common Stock. This table does not include shares of Common Stock that may be purchased pursuant to options not exercisable within 60 days of August 28, 2002. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                                                   Number of Shares     Percentage of Shares
         Name of Beneficial Owner and Director                   Beneficially Owned(1)  Beneficially Owned(1)
         -------------------------------------                   ---------------------  ---------------------
         Named Executive Officers and Directors
         Christie S. Tyler(2)(9)..............................            8,333                    *
         Keenan Cheung(3).....................................               *                     *
         Dwayne J. Chomyk(4)..................................               *                     *
         Richard F. Dahlson(5)(9).............................            8,333                    *
         Thomas A. Montgomery (6)(9)..........................            8,333                    *
         Brodie L. Cobb(7)....................................            8,333                    *
         All named executive officers and directors as a group           33,332
         (6 persons)(8).......................................                                     *

         Other  5% Shareholders
         MAII Holdings, Inc.(9)...............................        8,250,000                  96.6%

---------------
* Less than 1%.

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days are deemed to be outstanding and to be beneficially owned by the person or entity holding such options.

(2) Includes 8,333 shares underlying currently exercisable options to purchase Common Stock. The business address of Mr. Tyler is 5805 Sepulveda Blvd, Suite 502, Van Nuys, California 91411.

(3) The business address of Mr. Cheung is 5805 Sepulveda Blvd, Suite 502, Van Nuys, California 91411.

(4) The business address of Mr. Chomyk is 5805 Sepulveda Blvd, Suite 502, Van Nuys, California 91411.

(5) Includes 8,333 shares underlying currently exercisable options to purchase Common Stock. The business address of Mr. Dahlson is 2435 N. Central Expressway, Suite 600, Richardson, Texas 75080.

(6) Includes 8,333 shares underlying currently exercisable options to purchase Common Stock. The business address of Mr. Montgomery is 6000 Legacy Drive, 4-E, Plano, Texas 75024.

(7) Includes 8,333 shares underlying currently exercisable options to purchase Common Stock. The business address of Mr. Cobb is 832 Sansome Street, First Floor, San Francisco, California 94111.

(8) Includes 33,332 shares underlying currently exercisable options to purchase Common Stock.

(9) Includes 8,250,000 shares beneficially owned by MAII Holdings, Inc. Messrs. Tyler, Montgomery and Dahlson are also officers and directors of MAII. The address of MAII's principal offices is 5805 Sepulveda Blvd, Suite 502, Van Nuys, California 91411. Messrs. Tyler, Dahlson and Montgomery disclaim any ownership of the 8,250,000 shares beneficially owned by MAII

                                LEGAL PROCEEDINGS

         The Company is not presently party to any material litigation.

                              FINANCIAL STATEMENTS

         The financial statements set forth in Item 7(a) of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 27, 2002 are hereby incorporated by reference. No pro forma financial information is presented as the Company had no material assets or liabilities at the time of the acquisition. The financial statements do not purport to represent what our results of operations or financial condition would actually have been had the acquisition of Car Rental Direct in fact occurred on the dates presented in the financial statements, nor do they purport to project our results of operations or financial condition for any future period or date.

                                  MISCELLANEOUS

         All costs incurred in the mailing of this Information Statement will be borne by the Company. The Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of information materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

                           Incorporation by reference

         The financial statements set forth in Item 7(a) of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 27, 2002 are hereby incorporated by reference. The Company will provide, by first class mail, a copy of the Form 8-K, and any amendments to the Form 8-K, containing the financial statements incorporated into this Information Statement, without charge, to each person to whom this Information Statement is delivered, upon written or oral request of such person, within one business day of receipt of such request. Requests for a copy of the Form 8-K should be made to the attention of D.J Chomyk, at the offices of the Company, 5805 Sepulveda Blvd, Suite 502, Van Nuys, California 91411, or by telephone (818) 909-7425.



                                              By Order of the Board of Directors

                                               /s/  Richard F. Dahlson
                                              ----------------------------------
                                              Richard F. Dahlson
                                              Secretary
Van Nuys, California
August 29, 2002

Appendix A
                          AGREEMENT AND PLAN OF MERGER


     This Agreement and Plan of Merger, dated as of June 12, 2002 (the "Effective Date"), is entered into by and among CRD Acquisition, Inc., a Nevada corporation ("CAI"), Gump & Company, Inc., a Delaware corporation and the parent corporation of CAI ("Holdings"), the shareholders of Holdings listed on the signature page hereto (each, a "Shareholder", and collectively, the "Shareholders"), Car Rental Direct, Inc., a Nevada corporation (the "Company"), and MAII Holdings, Inc., a Texas corporation and the parent corporation of the Company ("MAII").

                                    RECITALS

     WHEREAS, the board of directors of the CAI, Holdings, the Company and MAII have adopted this Agreement and Plan of Merger, providing for the merger of CAI with and into the Company (the "Merger") under the Nevada Revised Statutes (the "NRS") in accordance with the provisions of this Agreement and have recommended the Merger to their respective shareholders for approval;

     WHEREAS, the parties intend for the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code (as defined below).

                                    ARTICLE I
                                   DEFINITIONS

     As used in this Agreement:

     "MAII" is defined in the preamble to this Agreement.

     "Company Stock" means the common stock, $0.01 par value per share, of the Company.

     "CAI" is defined in the preamble to this Agreement.

     "Agreement" means this agreement, as it may be amended or modified and in effect from time to time.

     "Article" means an article of this Agreement unless another document is specifically referenced.

     "Closing" is defined in Section 5.1.

     "Closing Date" is defined in Section 5.1.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Company" is defined in the preamble to this Agreement.

     "Constituent Companies" means the Company and CAI.

     "Effective Date" is defined in the preamble to this Agreement.

     "Effective Time" means the time at which the Articles of Merger are filed with the Secretary of State of the State of Nevada, in accordance with the NRS.

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, and any rule and regulation issued thereunder.

     "Excluded Taxes" means, with respect to a Person, taxes duties, levies, imports, deductions, charges or withholdings imposed on its overall net income, and franchise, privilege and similar taxes imposed on it, by (a) the jurisdiction under the laws of which such Person is incorporated or organized or resides, (b) the jurisdiction in which such Person's principal executive office is located, or (c) any other jurisdiction in which such Person is doing business or has been subject to tax.

     "Exhibit" refers to an exhibit to this Agreement, unless another document is specifically referenced.

     "GAAP" means generally accepted accounting principles as in effect from time to time, applied in a consistent manner.

     "Holdings Common Stock" means shares of Holdings' common stock, $0.01 par value.

     "Holdings Latest Balance Sheet" is defined in Section 4.5(c).

     "Holdings SEC Documents" is defined in Section 4.5(a).

     "Indebtedness" of a Person means such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or other instruments, (e) obligations of such Person to purchase securities or other Property arising out of or in connection with the sale of the same or substantially similar securities or Property, (f) capitalized lease obligations and (g) any other obligation for borrowed money or other financial accommodation which in accordance with GAAP would be shown as a liability on the consolidated balance sheet of such Person.

     "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

     "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

     "Material Adverse Effect" means, with respect to a Person, a material adverse effect on (i) the business, Property, condition (financial or otherwise), or results of operations of the Person taken as a whole, (ii) the ability of the Person to perform its obligations under this Agreement, or (iii) the validity or enforceability of this Agreement or the rights or remedies of hereunder.

     "Merger" is defined in the Recitals to this Agreement.

     "Permitted Liens" means those Liens described in Section 6.1(h).

     "Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any rule and regulation issued thereunder.

     "Schedule" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

     "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

     "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Company.

     "Substantial Portion" means, with respect to the Property of the Company, Property which (a) represents more than 10% of the consolidated assets of the Company as would be shown in the consolidated financial statements of the Company as at the beginning of the twelve-month period ending with the month in which such determination is made, or (b) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Company as reflected in the financial statements referred to in clause (a) above.

     "Surviving Corporation" is defined in Section 2.1.

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but excluding Excluded Taxes.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II
                                   THE MERGER

     2.1 The Merger. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth herein, at the Effective Time, CAI will be merged with and into the Company in accordance with this Agreement, and the separate existence of CAI shall cease, and the Company shall continue as the surviving corporation. The Company as it exists from and after the Effective Time, is sometimes referred to hereinafter as the "Surviving Corporation."

     2.2 Effect of the Merger. Upon the effectiveness of the Merger, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, as well of a public as of a private nature, and be subject to all the restrictions, disabilities and duties, of each of the Constituent Companies; and all property, real, personal and mixed, and all debts due to any of the Constituent Companies on whatever account, including subscriptions to shares, and all other things in action and all and every other interest, of or belonging to each of the Constituent Companies, shall be vested in the Surviving Corporation without further act or deed and without any transfer or assignment having occurred; and all property, rights, privileges, immunities and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Companies, and the title to any real estate vested by deed or otherwise in either of the Constituent Companies shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either of the Constituent Companies shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Companies shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it; and all other effects of the Merger specified in the NRS shall result therefrom.

     2.3 Consummation of the Merger. As soon as practicable after the satisfaction or waiver of the conditions to this Agreement, the parties hereto will cause the Merger to be consummated by filing with the appropriate agency of the State of Nevada properly executed Articles of Merger, substantially in the form attached as Exhibit I, incorporating, to the extent required by the laws of the State of Nevada, this Agreement.

     2.4 Articles of Incorporation; Bylaws; Directors and Officers. The Articles of Incorporation of Surviving Corporation from and after the Effective Time shall be the Articles of Incorporation of the Company until thereafter amended in accordance with the provisions therein and as provided by the NRS. The Bylaws of the Surviving Corporation from and after the Effective Time shall be the Bylaws of the Company as in effect immediately prior to the Effective Time, continuing until thereafter amended in accordance with their terms and the Articles of Incorporation of the Surviving Corporation and as provided by the NRS. The directors of the Surviving Corporation shall be: Christie S. Tyler, Richard F. Dahlson, Thomas A. Montgomery and Brodie Cobb, until their successors are duly elected and qualified, and the officers of the Surviving Corporation shall be the officers of the Company holding such positions immediately prior to the Effective Time until their respective successors are duly appointed and qualified.

     2.5 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, CAI or any holder of any shares of capital stock of CAI:

          (a) Each share of Company Stock that is held in the treasury of the Company or of any of its subsidiaries shall be canceled and retired and no capital stock of the Surviving Corporation or Holdings, cash or other consideration shall be paid or delivered in exchange therefore.

          (b) Each  outstanding  share of CAI Stock shall be converted  into one
(1) share of common stock of the Surviving Corporation.

          (c) Each remaining outstanding share of the Company Stock shall be converted into the right to receive a proportionate share of an aggregate of 8,250,000 shares of duly authorized, validly issued, fully paid and non-assessable shares of Holdings Common Stock, without interest (the "Merger Price").

     2.6 Merger Payment Procedure. As soon as practicable after the Effective Time, the Surviving Corporation will distribute to holders of record of the Company Stock so converted, upon surrender to the Surviving Corporation of one or more certificates for such shares of the Company Stock for cancellation, a certificate representing the proportionate share of Holdings Common Stock due as a result of the Merger. In no event shall the holder of any surrendered certificates for shares of the Company Stock be entitled to receive interest on account of any shares of Holdings Common Stock due as a result of the Merger.

     2.7 Closing of the Company Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of shares of Company Stock shall thereafter be made.

     2.8 Reorganization under Section 368(a) of the Code. The parties intend that the Merger will qualify as a tax-free reorganization under Section 368(a) of the Code and this Agreement are to be interpreted to that effect. Each party agrees to render to the other parties reasonable assistance to preserve that tax treatment,, however, no representation is made by any party hereto as to whether the transactions contemplated hereby will so qualify.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     MAII and the Company, jointly and severally, represent and warrant to Holdings that the statements contained in this Article III are true and correct, except as set forth in the Schedules delivered by the Company to Holdings concurrently herewith and which are attached hereto.

     3.1 Organization. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company
(a) is qualified or licensed in all jurisdictions where such qualification or license is required to own and operate its properties and conduct its business in the manner and at the places presently conducted; (b) holds all franchises, grants, licenses, certificates, permits, consents and orders, all of which are valid and in full force and effect, from all applicable United States and foreign regulatory authorities necessary to own and operate its properties and to conduct its business in the manner and at the places presently conducted; and
(c) has full power and authority (corporate and other) to own, lease and operate its respective properties and assets and to carry on its business as presently conducted and as proposed to be conducted, except, in each case, where the failure to be so qualified or licensed or to hold such franchises, grants, licenses, certificates, permits, consents and orders or to have such power and authority would not, when taken together with all other such failures, reasonably be expected to have a Material Adverse Effect with respect to the Company, as the case may be. Except for Ajax Rent-A-Car, Inc., a California corporation which is wholly-owned by the Company, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

     3.2 Capital Structure.


          (a) As of the Effective Date, the authorized capital stock of the Company consists of 1,000 shares of Company Stock, and no shares of preferred stock. MAII owns one hundred percent (100%) of the Company Stock. There are no bonds, debentures, notes or other indebtedness having voting rights (or convertible or exchangeable into securities having such rights) ("Company Voting Debt") of the Company issued and outstanding. There are no existing (i) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible or exchangeable securities, agreements, arrangements or commitments of any character, relating to the issued or unissued equity or membership interests of the Company, obligating the Company to issue, transfer or sell or cause to be issued, transferred or sold any equity or membership interest or Company Voting Debt of, or other equity or membership interest in, the Company, as the case may be, (ii) securities convertible into or exchangeable for such equity or membership interests, or (iii) obligations of the Company to grant, extend or enter into any such option, warrant, call, preemptive right, subscription or other right, convertible security, agreement, arrangement or commitment.

          (b) There are no voting trusts, proxies or other agreements or understandings to which the Company is a party with respect to the voting of the equity interest of the Company. Except as necessary to consummate the transactions contemplated herein, the Company is not a party to any agreement or obligation, contingent or otherwise, to redeem, repurchase or otherwise acquire or retire any equity or membership interests of the Company, whether as a result of the transactions contemplated by this Agreement or otherwise.

          (c) Since the Company was acquired by MAII on August 23, 2001 (the "Acquisition Date"), the Company has not (i) made or agreed to make any split of its equity or dividend, or issued or permitted to be issued any equity interests, or securities exercisable for or convertible into equity, of the Company, (ii), repurchased, redeemed or otherwise acquired any equity of the Company, or (iii) declared, set aside, made or paid any dividends or other distributions on the outstanding equity of the Company.

     3.3 Authorization and Validity. MAII and the Company each have the corporate power and authority and legal right to execute and deliver this Agreement and to perform their respective obligations hereunder. The execution and delivery by each of MAII and the Company of this Agreement and the performance of their respective obligations hereunder have been duly authorized by proper corporate or other proceedings, and this Agreement constitutes the legal, valid and binding obligation of MAII and the Company enforceable against each in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     3.4 No Conflict; Consent. Neither the execution and delivery by MAII and the Company of this Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (a) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on MAII or the Company, or (b) MAII's or the Company's articles or certificate of incorporation, or bylaws, or (c) the provisions of any indenture, instrument or agreement to which MAII or the Company is a party or is subject, or by which it, or their respective Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of MAII or the Company pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by MAII or the Company is required to be obtained by MAII or the Company in connection with the execution and delivery of this Agreement, or the legality, validity, binding effect or enforceability of any of this Agreement. No consent, approval or authorization of, or notice to, any other person or entity, including, without limitation, parties to loans, contracts, leases or other agreements, is required in connection with the execution, delivery and performance of this Agreement by MAII or the Company or the consummation by it of the transactions contemplated hereby.

     3.5 Company Information. The Company is a wholly-owned subsidiary of MAII, which is a reporting company under the Exchange Act. MAII has included in its Exchange Act filings all material information regarding the Company required to be disclosed therein by the Exchange Act; it being acknowledged that MAII's Exchange Act filings are consolidated and contain assets and liabilities of both MAII and the Company. The Company has, however, delivered to Holdings the Company's unaudited financial statements for the one-year period ended December 31, 2001 and for the three-month period ended March 31, 2002 (the "Company Financial Statements"). The Company Financial Statements have been prepared on a consistent basis during the relevant periods, and present fairly the financial position and results of operations and changes in cash flows of the Company as of the respective dates or for the respective periods reflected therein.

     3.6 Material Adverse Change. Since March 31, 2002 there has been no change in the business, property, condition (financial or otherwise) or results of operations of the Company which could reasonably be expected to have a Material Adverse Effect with respect to the Company, as the case may be.

     3.7 Taxes. The Company has filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Company, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided on the Company Financial Statements and as to which no Lien exists. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Company in respect of any taxes or other governmental charges are adequate.

     3.8 Litigation. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the best knowledge of any of its officers, threatened against or affecting the Company which could reasonably be expected to have a Material Adverse Effect with respect to the Company, as the case may be.

     3.9 Compliance With Laws. The Company has complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect with respect to the Company.

     3.10 Information Furnished to MAII. MAII have been provided with, and are familiar with, the financial and other information regarding the business and operations of Holdings, including, but not limited to, the Holdings SEC Documents that MAII deems necessary for evaluating the merits and risks of the transactions contemplated by this Agreement. MAII is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and risks of the transactions contemplated by this Agreement.

     3.11 Investment Purposes. MAII is acquiring the Holdings Common Stock for investment purposes and not with a view toward resale or distribution thereof, and has no present intention of selling, granting any participation in, or otherwise distributing the Holdings Common Stock.

     3.12 Restricted Securities. MAII understands that the shares of Holdings Common Stock will be issued by Holdings pursuant to an exemption from the registration requirements of the Securities Act , and are characterized as "restricted securities" under the Securities Act and may be resold without registration under the Securities Act only in limited circumstances. In connection with the foregoing, MAII is familiar with Rule 144 and understand the resale limitations imposed thereby on the Common Stock.

     3.13 Broker's or Finder's Commissions. No broker's or finder's or placement fee or commission will be payable to any broker or agent engaged by MAII, the Company or any of its officers, directors or agents with respect to the transactions contemplated by this Agreement.

                                   ARTICLE IV
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

     The Shareholders, jointly and severally, represent and warrant to MAII and the Company that the statements contained in the Article IV are true and correct, except as set forth in the Schedules delivered by the Shareholders to MAII concurrently herewith.

     4.1 Organization. Each of CAI and Holdings is a corporation, duly organized, validly existing and in good standing under the laws of their respective states of incorporation. Each of CAI and Holdings (a) is qualified or licensed in all jurisdictions where such qualification or license is required to own and operate its properties and conduct its business in the manner and at the places presently conducted; (b) holds all franchises, grants, licenses, certificates, permits, consents and orders, all of which are valid and in full force and effect, from all applicable United States and foreign regulatory authorities necessary to own and operate its properties and to conduct its business in the manner and at the places presently conducted; and (b) has full power and authority (corporate and other) to own, lease and operate its respective properties and assets and to carry on its business as presently conducted and as proposed to be conducted, except, in each case, where the failure to be so qualified or licensed or to hold such franchises, grants, licenses, certificates, permits, consents and orders or to have such power and authority would not, when taken together with all other such failures, reasonably be expected to have a Material Adverse Effect with respect to CAI or Holdings, as the case may be. Except for Holdings' ownership of the equity interest in CAI or as otherwise as contemplated herein, neither CAI nor Holdings directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

     4.2 Capital Structure.

          (a) As of the Effective Date, the authorized capital stock of Holdings consists of 20,000,000 shares of Holdings Common Stock, and 2,000,000 shares of preferred stock. As of the Effective Date, (i) 2,633,201 shares of Holdings Common Stock and no shares of preferred stock were issued and outstanding, (ii) no options or warrants for shares of Holdings Common Stock were issued and outstanding; and (iii) no shares of Holdings Common Stock were held in the treasury of the Company. All the outstanding shares of Holdings Common Stock are duly authorized, validly issued, fully paid and non-assessable. As of the Effective Date, CAI has 1,000 authorized and issued shares of common stock, par value $0.01 per share, all of which shares are owned by Holdings. There are no bonds, debentures, notes or other indebtedness having voting rights (or convertible or exchangeable into securities having such rights) ("Voting Debt") of Holdings or CAI issued and outstanding. Except as set forth above, there are no equity interests of Holdings or CAI authorized, issued or outstanding and there are no existing (i) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible or exchangeable securities, agreements, arrangements or commitments of any character, relating to the issued or unissued equity interests of Holdings or CAI, obligating Holdings or CAI to issue, transfer or sell or cause to be issued, transferred or sold any equity interest or Voting Debt of, or other equity interest in, Holdings or CAI, (ii) securities convertible into or exchangeable for such equity interests or (iii) obligations of Holdings or CAI to grant, extend or enter into any such option, warrant, call, preemptive right, subscription or other right, convertible security, agreement, arrangement or commitment. Holdings has not granted to any Person any rights to have any securities registered under the Securities Act.

          (b) There are no voting trusts, proxies, shareholders agreements or other agreements or understandings to which Holdings is a party with respect to the voting or transfer of the equity interests or capital stock of Holdings. Holdings is not a party to any agreement or obligation, contingent or otherwise, to redeem, repurchase or otherwise acquire or retire any equity interests of Holdings, whether as a result of the transactions contemplated by this Agreement or otherwise.

          (c) Holdings has not (a) made or agreed to make any split of its equity interests or dividend, or issued or permitted to be issued any equity interests, or securities exercisable for or convertible into equity interests, of Holdings, (b), repurchased, redeemed or otherwise acquired any equity or membership interests of Holdings, or (c) declared, set aside, made or paid any dividends or other distributions on the outstanding equity interests of Holdings.

          (d) The Company does not own any equity interest in any corporation, partnership or other business entity, except CAI.

     4.3 Authorization and Validity. Each of CAI and Holdings has the corporate power and authority and legal right to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by each of CAI and Holdings of this Agreement and the performance of their respective obligations hereunder have been duly authorized by proper corporate and other proceedings, and this Agreement constitutes the legal, valid and binding obligation of each of CAI and Holdings enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     4.4 No Conflict; Government Consent. Neither the execution and delivery by CAI and Holdings of this Agreement, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate
(a) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on CAI or Holdings, or (b) CAI or Holdings' articles or certificate of incorporation or bylaws, or (c) the provisions of any indenture, instrument or agreement to which either CAI or Holdings is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of CAI or Holdings pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by CAI or Holdings is required to be obtained by CAI or Holdings in connection with the execution and delivery of this Agreement, or the legality, validity, binding effect or enforceability of any of this Agreement. No consent, approval or authorization of, or notice to, any other person or entity, including, without limitation, parties to loans, contracts, leases or other agreements, is required in connection with the execution, delivery and performance of this Agreement by CAI or Holdings or the consummation by it of the transactions contemplated hereby.

     4.5 Holdings Financial Statements.

          (a) Holdings has filed all forms, reports, statements, schedules, registration statements and other documents required to be filed with the SEC since July 3, 2000 (the "Holdings SEC Documents"), each of which complied in all material respects with the applicable requirements of the Securities Act, and the rules and regulations promulgated thereunder, or the Exchange Act and the rules and regulations promulgated thereunder, each as in effect on the date so filed. No Subsidiary of Holdings is required to file any form, report, statement, schedule, registration statement or other document with the SEC. No Holdings SEC Document, when filed (or, if amended or superseded by a filing prior to the Closing Date, on the date of such filing) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) Each of the audited and unaudited consolidated financial statements of Holdings (including any related notes thereto) included in the Holdings SEC Documents have been prepared in accordance with GAAP, applied on a consistent basis during the relevant periods (except as may be disclosed in the notes thereto), and present fairly the consolidated financial position and consolidated results of operations and changes in cash flows of Holdings and its Subsidiaries as of the respective dates or for the respective periods reflected therein, except, in the case of the unaudited interim financial statements, for normal and recurring year-end adjustments that are not material.

          (c) Except as set forth on the consolidated balance sheet of Holdings and its Subsidiaries as of March 31, 2002 included in the Holdings SEC Documents (the "Holdings Latest Balance Sheet"), or in the notes thereto, neither Holdings nor any of its Subsidiaries has any liabilities, debts, claims or obligations of any nature (whether accrued, absolute, direct or indirect, contingent or otherwise, whether due or to become due), and there is no existing condition or set of circumstances which would reasonably be expected, individually or in the aggregate, to result in such a liability.

          (d) As of the date hereof, Holdings has no assets or liabilities (contingent or otherwise).

     4.6 Material Adverse Change. Since March 31, 2002, there has been no change in the business, property, condition (financial or otherwise) or results of operations of Holdings which could reasonably be expected to have a Material Adverse Effect with respect to Holdings.

     4.7 Taxes. Holdings has filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by Holdings, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided on the Holdings Latest Balance Sheet and as to which no Lien exists. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Holdings in respect of any taxes or other governmental charges are adequate. Holdings is taxable as a "C" corporation for federal income tax purposes.

     4.8 Litigation and Contingent Obligations. Except for an SEC action against Disalvo, a settlement of which has been approved by the SEC's San Francisco branch office, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to best knowledge of any of its officers, threatened against or affecting Holdings. Holdings has no contingent obligations not provided for or disclosed in the Holdings Latest Balance Sheet.

     4.9 Agreements. Except for the Agreement Appointing Securities Transfer Corporation as Transfer Agent and Registrar, dated May 30, 2000, Holdings is not a party to any agreement, contract, lease, license or other instrument. The Shareholders and Holdings agree that each of the Consulting Agreements and/or Services Agreement between any Shareholder and Holdings are hereby terminated, with no further force or effect.

     4.10 Compliance With Laws. Holdings has complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect with respect to Holdings.

     4.11 Operations. Neither Holdings nor CAI has ever had any operations.

     4.12 Issuance of Holdings Common Stock. The shares of Holdings Common Stock to be delivered to MAII hereunder have been duly and validly authorized and when issued in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of any statutory preemptive rights, or any other preemptive right, co-sale right, right of first refusal or other similar right.

     4.13 Information Furnished to CAI and Holdings. CAI and Holdings have been provided with, and are familiar with, the financial and other information regarding the business and operations of the Company, including, but not limited to, the Company Financial Statements, that CAI and Holdings deem necessary for evaluating the merits and risks of the transactions contemplated by this Agreement. CAI and Holdings are knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and risks of the transactions contemplated by this Agreement.

     4.14 Broker's or Finder's Commissions. No broker's or finder's or placement fee or commission will be payable to any broker or agent engaged by CAI or Holdings or any of its officers, directors or agents with respect to the transactions contemplated by this Agreement. Holdings agrees to indemnify MAII and the Company and hold them harmless from and against any claim, demand or liability for broker's or finder's or placement fees or similar commissions, whether or not payable by CAI or Holdings, alleged to have been incurred in connection with such transactions as a result of CAI's or Holdings' actions or inactions, other than any broker's or finder's fees payable to Persons engaged by MAII and the Company.

                                   ARTICLE V
                                     CLOSING

     5.1 Closing. The closing of the transactions contemplated under this Agreement (the "Closing") shall take place at the offices of Jackson Walker L.L.P., 2435 N. Central Expressway, Suite 600, Richardson, Texas, 75080 on or before June 14, 2002, or such other date as mutually agreed to by the parties (the "Closing Date")

     5.2 CAI and Holdings Conditions. The obligation of CAI and Holdings to consummate the transactions contemplated under this Agreement is subject to the satisfaction, prior to or at the Closing, of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of MAII and the Company contained in Article III shall be true and correct in all material respects and the covenants and agreements set forth in
Section 6.1 shall have been complied with at and as of the Closing Date as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

          (b) Consents. CAI and Holdings shall have received any approvals and consents required under its loan agreements, leases, and indentures, shareholders agreements or other debt documents or contracts necessary to consummate the transactions contemplated herein, including without limitation, those set forth on Schedule 4.4.

          (c) No Injunctions. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction prohibiting or imposing any condition on the consummation of any of the transactions contemplated hereby.

     5.3 MAII and the Company Conditions. The obligation of MAII and the Company to consummate the transactions contemplated under this Agreement is subject to the satisfaction, prior to or at the Closing, of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of CAI and Holdings contained in Article IV hereof shall be true and correct in all material respects and the covenants and agreements set forth in
Section 6.2 shall have been complied with at and as of the Closing Date as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

          (b) Consents. MAII and the Company shall have received any approvals and consents required under their respective loan agreements, leases, and indentures, shareholders agreements or other debt documents or contracts necessary to consummate the transactions contemplated herein, including, without limitation, those set forth on Schedule 3.4.

          (c) Reorganization Agreement. Holdings and certain stockholders of Holdings shall have executed and delivered the Reorganization Agreement, a copy of which has been attached hereto as Exhibit II, and the transactions contemplated in such Reorganization Agreement shall have been completed.

          (d) No Injunctions. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction prohibiting or imposing any condition on the consummation of any of the transactions contemplated hereby.

     5.4 Closing Deliverables.

          (a) At the Closing, MAII and the Company will have delivered or caused to be delivered to Holdings all of the following in form and substance satisfactory to Holdings:

               (i) a certificate of the secretary or assistant secretary of the Company, certifying (A) as to the names and true signatures of the officers of the Company authorized to sign this Agreement and the other documents to be delivered by the Company hereunder, (B) that a true, correct and complete copy of the articles of organization of the Company is attached, and (C) that a true, correct and complete copy of the bylaws of the Company is attached;

               (ii) a  certificate  of the  secretary or assistant  secretary of
                    MAII, certifying (A) as to the names and true signatures of the officers of MAII authorized to sign this Agreement and the other documents to be delivered by MAII hereunder, (B) that a true, correct and complete copy of the articles of incorporation of MAII is attached, and (C) that a true, correct and complete copy of the bylaws of MAII is attached;

               (iii)copies of the  resolutions  unanimously  and duly adopted by
                    MAII's and the Company's boards of directors, authorizing the execution, delivery and performance by MAII and the Company of this Agreement, and the consummation of all of the other transactions hereunder and thereunder, certified as of the Closing Date by the secretary or assistant secretary of MAII and the Company, as applicable;

               (iv) a  certificate  dated as of the Closing Date from an officer of each of MAII and the Company stating that the conditions specified in Section 5.3 have been fully satisfied or waived by Holdings;

               (v) a certificate of good standing and existence form the Secretaries of State of the State of Delaware and Nevada, each of a recent date, with respect to MAII and the Company; as applicable.

          (b) At the Closing, Holdings will have delivered or caused to be delivered to MAII of the following in form and substance satisfactory to MAII:

               (i) a certificate of the secretary or assistant secretary of Holdings, certifying (A) as to the names and true signatures of the officers of Holdings authorized to sign this Agreement and the other documents to be delivered by Holdings hereunder, (B) that a true, correct and complete copy of the articles of incorporation of Holdings is attached, and (C) that a true, correct and complete copy of the bylaws of Holdings is attached;

               (ii) copies of the  resolutions  unanimously  and duly adopted by
                    Holdings'  and CAI's  boards of  directors  authorizing  the execution, delivery and performance by Holdings of this Agreement, and the consummation of all of the other transactions hereunder and thereunder, certified as of the Closing Date by the secretary or assistant secretary of Holdings;

               (iii)a  certificate  dated as of the Closing Date from an officer of each of CAI and Holdings stating that the conditions specified in section 5.2 have been fully satisfied or waived by MAII and the Company;

               (iv) a  certificate  representing  8,250,000  shares of  Holdings
                    Common Stock; and

               (v) a certificate of existence and good standing from the Secretaries of State of the States of Delaware and Nevada, each of a recent date, with respect to Holdings and CAI, as applicable.

                                   ARTICLE VI
                                OTHER AGREEMENTS

     6.1 Covenants of MAII and the Company. After the Effective Date and until the earlier of (a) the Closing Date or (b) the expiration or termination of this Agreement, unless Holdings shall otherwise consent in writing:

          (a) Conduct of Business. The Company will carry on and conduct its businesses in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. Without limiting the generality of the foregoing, the Company will not: (i) take any action to change the board of directors or executive management; (ii) declare, pay or set aside for payment any dividend or other distribution payable in cash, stock, property or otherwise in respect of its equity ownership; or directly or indirectly redeem, purchase, repurchase (except as required to consummate the transactions contemplated herein) or otherwise acquire any Company Stock or any securities or obligations convertible into or exchangeable for any of its Company Stock, as the case may be; or (iii) enter into any new lines of business or otherwise make material changes to the operation of its business;

          (b) Taxes. The Company will timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside on the Company's Financial Statements.

          (c) Compliance with Laws. The Company will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.

          (d) Merger. Except as contemplated by this Agreement, neither MAII nor the Company will permit MAII or the Company, as the case may be, to, merge or consolidate with or into any other Person.

          (e) Dilution of Ownership. The Company will not consent to or approve of the issuance of (a) any additional equity securities, (b) any instrument convertible voluntarily by the Company, as the case may be, or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (c) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

     6.2 Covenants of Holdings. After the Effective Date and until the earlier of (a) the Closing Date, or (b) the expiration or termination of this Agreement, unless MAII and the Company shall otherwise consent in writing;

          (a) Conduct of Business. Holdings will carry on and conduct its business in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and in good standing in its jurisdiction of incorporation or organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. Without limiting the generality of the foregoing, the Holdings will not: (i) take any action to change the board of directors or executive management; (ii) declare, pay or set aside for payment any dividend or other distribution payable in cash, stock, property or otherwise in respect of its equity ownership; or directly or indirectly redeem, purchase, repurchase (except as required to consummate the transactions contemplated herein) or otherwise acquire any Holdings Common Stock or any securities or obligations convertible into or exchangeable for any of its Holdings Common Stock, as the case may be; (iii)(A) incur or assume any debt or issue any debt securities, except under its existing lines of credit, but not exceeding the current credit limit under such lines of credit, (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, (C) make any loans or advances to any person, other than with respect to extensions of credit to their respective customers in the ordinary course of business consistent with past practice, or (D) mortgage or pledge any of its assets, tangible or intangible, or create any material Lien thereupon; (iv) enter into any new lines of business or otherwise make material changes to the operation of its business; or (v) take any action or agree, in writing or otherwise, to take any of the foregoing actions or any action which would make any representation or warranty in Article IV hereof materially untrue or incorrect. CAI will not conduct any business of any kind whatsoever.

          (b) Taxes. Holdings will timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside on Holdings Latest Balance Sheets.

          (c) Compliance with Laws. Holdings will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.

          (d) Merger. Except as contemplated by this Agreement, Holdings will not merge or consolidate with or into any other Person.

          (e) Dilution of Ownership. Holdings will not consent to or approve of the issuance of (i) any additional stock, securities or other equity securities or interests, (ii) any instrument convertible voluntarily by Holdings or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such stock, securities or interests, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such stock, securities or interests.

     6.3 Access. From the Effective Date until the Closing Date (or the termination of this Agreement), each party shall afford to the other party and such other party's representatives reasonable access, upon reasonable notice during normal business hours, to all its properties, books, contracts, commitments, personnel and records and shall furnish promptly to such other party all information concerning its business, properties and personnel as may reasonably be requested. All such information as may be furnished by or on behalf of a party to another party or such other party's representatives pursuant to this Section 6.3 shall be and remain confidential. No investigation pursuant to this Section 6.3 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

     6.4 Notification of Certain Matters. Each of MAII, the Company and Holdings shall promptly advise the other parties orally and in writing of (a) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or (b) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or (c) any event or change or impending occurrence of any event or change of which it has knowledge and which has resulted, or which, insofar as can reasonably be foreseen, is likely to result, in any of the conditions to the transactions contemplated hereby set forth in Article V not being satisfied; provided, however, that no such
notification  shall  affect  the  representations,   warranties,   covenants  or
agreements of the parties or the conditions to the obligations of the parties under this Agreement.

                                  ARTICLE VII
                 LIMITATION ON TRANSFER OF HOLDINGS COMMON STOCK

     7.1 Restriction on Transfer. The shares of Holdings Common Stock to be issued to MAII in the Merger will not be registered under the Securities Act on the Closing Date and may not be transferred, sold or otherwise disposed of by MAII except pursuant to an effective registration statement under the Securities Act or in accordance with an exemption from the registration requirements of the Securities Act.

     7.2 Restrictive Legend. Each certificate representing shares of Holdings Common Stock issued by Holdings to MAII in accordance with Section 2.2 shall bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE
     SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT COMPLIANCE WITH THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND REGULATIONS.

     7.3 Removal of Restrictive Legend. Holdings agrees to remove such legend (or any relevant portion thereof), by prompt delivery of substitute certificates upon the request of the holder if at such time such legend (or portion thereof) is no longer required for purposes of, or applicable pursuant to, the prior provisions of this Section 7.2.

                                  ARTICLE VIII
                          INDEMNIFICATION; TERMINATION

     8.1 Indemnification by MAII. MAII hereby agrees to defend, indemnify and hold Holdings, its officers, directors, shareholders, employees, successors, assigns, attorneys and representatives harmless against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not Holdings is a party thereto) which Holdings may pay or incur arising out of or relating to a breach of any representation, warranty or covenant of MAII or the Company under this Agreement.

     8.2 Indemnification by the Shareholders. The Shareholders, jointly and severally, hereby agree to defend, indemnify and hold MAII and the Company, and their respective officers, directors, shareholders, members, employees, successors, assigns, attorneys and representatives harmless against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not MAII or the Company is a party thereto) which MAII or the Company may pay or incur arising out of or relating to a breach of any representation, warranty or covenant of CAI or Holdings under this Agreement.

     8.3 Nonsurvival of Representations and Warranties. None of the representations and warranties made by MAII or the Company in this Agreement or in any certificate or schedule furnished hereunder shall survive the Effective Time. The representations and warranties made by the Shareholders, CAI and Holdings in this Agreement and in any certificate or schedule furnished hereunder shall survive the Effective Time for a period of 180 days thereafter. None of the covenants or agreements in this Agreement shall survive the Effective Time, except for those covenants and agreements contained herein or therein that by their terms apply or are to be performed in whole or in part after the Effective Time, including without limitation, the covenants and agreements contained in Section 8.2 above.

     8.4 Termination. This Agreement may be terminated, and the transactions contemplated hereby abandoned, prior to the Closing as follows:

          (a) by CAI, Holdings, MAII and the Company by mutual written consent;

          (b) by CAI or Holdings in the event any of the  conditions  in Section
5.2 have not been satisfied on or before June 14, 2002, through no fault of CAI or Holdings; or

          (c) by MAII or the  Company  in the  event  any of the  conditions  in
Section 5.3 have not been satisfied on or before June 14, 2002, through no fault of MAII or the Company;

     8.5 Effect of Termination. If this Agreement is terminated pursuant to Sections 8.4(a), (b) or (c) all rights and obligations of the parties hereunder shall terminate without liability of any party to any other party.

                                   ARTICLE IX
                               GENERAL PROVISIONS

     9.1 Headings. Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

     9.2 Expenses. Each party hereto shall bear its own out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys) paid or incurred by such party in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of this Agreement and the Merger; it being represented and warranted by the Shareholders that neither Holdings nor CAI have incurred any such expenses.

     9.3 Entire Agreement; Assignment. This Agreement and the attached Exhibits and Schedules embodies the entire agreement and understanding among CAI, Holdings, the Shareholders, MAII and the Company and supersede all prior agreements and understandings among such parties relating to the subject matter thereof. This Agreement may not be assigned without the prior written consent of the other parties.

     9.4 Benefits of this Agreement. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     9.5 Amendment. No amendment or modification to this Agreement shall be effective, unless in writing and signed by all the parties.

     9.6 Severability. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

     9.7 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party at (a) its address or facsimile number set forth on the signature pages hereof or (b) such other address or facsimile number as such party may hereafter specify. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mail, certified or registered with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section.

     9.8 Choice Of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS.

     9.9 Venue. THE EXCLUSIVE JURISDICTION FOR ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE IN THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS AND EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

     9.10 Waiver Of Jury Trial. CAI, HOLDINGS, MAII AND THE COMPANY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     9.11 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be executed and delivered by facsimile copy. In the event that this Agreement is executed and delivered by facsimile copy, an original hard copy shall be delivered to the parties within 48 hours.

     IN WITNESS WHEREOF, CAI, Holdings, MAII and the Company have executed this Agreement as of the date first above written.

                                      GUMP & COMPANY, INC.


                                      By:_______________________________________
                                      Title:____________________________________

                                      Address:  192 Searidge Court
                                                Shell Beach, California  93449
                                      Attention: President



                                      CRD ACQUISITION, INC.


                                      By:_______________________________________
                                      Title:____________________________________

                                      Address:  192 Searidge Court
                                                Shell Beach, California  93449
                                      Attention: President



                                      MAII HOLDINGS, INC.


                                      __________________________________________
                                      Christie S. Tyler, Chief Executive Officer

                                      Address:  5805 Sepulveda Blvd., Suite 502
                                                Van Nuys, California 91411
                                      Fax:      (818) 909-9433

                                      CAR RENTAL DIRECT, INC.


                                      __________________________________________
                                      Christie S. Tyler, Chief Executive Officer

                                      Address:  5805 Sepulveda Blvd., Suite 502
                                                Van Nuys, California 91411
                                      Fax:      (818) 909-9433


                                      SHAREHOLDERS:


                                      __________________________________________
                                      Mark Disalvo

                                      Address:  192 Searidge Court
                                                Shell Beach, California  93449



                                      __________________________________________
                                      Kevin Halter, Jr.

                                      Address:  2591 Dallas Parkway, Suite 102
                                                Frisco, Texas  75034
                                      Fax:      (469) 633-0069



                                      OTHERS:

                                      __________________________________________
                                      Robert M. Kern

                                      Address:  23676 Blythe Street
                                                West Hills, California  91304
                                      Fax:      (501) 421-2755

                                    EXHIBIT I
                                    ---------

                               ARTICLES OF MERGER

                                 [See attached]

                                   EXHIBIT II
                                   ----------

                            REORGANIZATION AGREEMENT

                                 [See attached]

Appendix B
                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                              GUMP & COMPANY, INC.


     Gump & Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     1. The name of the Corporation is Gump & Company, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was September 28, 1988, under the name Brian Capital, Inc.

     2. This Amended and Restated Certificate of Incorporation restates and amends the original Certificate of Incorporation, as amended, in its entirety.

     3. The Board of Directors of the Corporation, by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware (the "DGCL"), has adopted resolutions declaring advisable and in the best interests of the Corporation this Amended and Restated Certificate of Incorporation and directing that it be submitted to and considered by the stockholders of the Corporation in accordance with the provisions of Section 245 of the DGCL.

     4. In lieu of a meeting and vote of the stockholders, this Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the terms of the Original Certificate of Incorporation and the provisions of Sections 228(a), 242(b) and 245 of the DGCL by the consent of the holders of a majority of the outstanding shares of the common stock of the Corporation.

     5. The text of the Certificate of Incorporation, as amended, is hereby amended and restated in its entirety to provide as herein set forth in full.

     First: The name of the Corporation is CRD Holdings, Inc.


     Second: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Wilmington, Delaware 19808, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporate Agents, Inc.

     Third: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

     Fourth: The Corporation shall have two classes of capital stock ("Capital Stock"): Common Stock, $0.001 par value per share ("Common Stock"), and
Preferred Stock, $0.001 par value per share ("Preferred Stock"). The aggregate number of shares of Capital Stock that the Corporation will have authority to issue is Fifty Million (50,000,000), of which Forty Million (40,000,000) will be shares of Common Stock, and of which Ten Million (10,000,000) will be shares of Preferred Stock.

     Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law. The Board of Directors may increase or decrease the number of authorized shares within each series, whether or not any of such shares are outstanding; provided, however, that the Board of Directors may not decrease the number of authorized shares within a series below the number of shares within such series that are then issued and outstanding.

     Fifth: No stockholder of the Corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder. The Board of Directors may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.

     Sixth: At all meetings of stockholders, a quorum will be present if the holders of a majority of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy.

     Seventh: Stockholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.

     Eighth: The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

     Ninth: (a) The Corporation will, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, indemnify any and all persons it has power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director, officer, employee or agent, and will inure to the benefit of the heirs, executors and administrators of such a person.

     (b) If a claim under the preceding paragraph (a) is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Delaware nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Tenth: To the fullest extent permitted by the laws of the State of Delaware as the same exist or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article will not increase the personal liability of any director of the Corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article Tenth shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article Tenth.

     EXECUTED as of the 12th day of June 2002.



                                            By:_________________________________
                                               Mark Disalvo, President
ATTEST:

_________________________________
Secretary

Appendix C






                              GUMP & COMPANY, INC.





                          2002 LONG TERM INCENTIVE PLAN

                         (Effective as of June 12, 2002)

                              GUMP & COMPANY, INC.

                          2002 LONG TERM INCENTIVE PLAN

                         (Effective as of June 12, 2002)


     1. Purpose. The purpose of this 2002 Long Term Incentive Plan (the "Plan") of Gump & Company, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward Directors, executive officers, and other key employees and consultants of and service providers to the Company and its subsidiaries (including consultants and others providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

     2. Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are set forth in Section 6 hereof. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

          (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

          (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

          (e) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall consist of two or more Directors, each of whom is a "nonemployee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

          (f) "Director" means a member of the Board or a member of the board of directors of a subsidiary of the Company.

          (g) "Employee" means an employee (as defined under Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary of the Company that adopts the Plan, including officers.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

          (i) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as reported in The Wall Street Journal (or other reporting service approved by the Committee..

          (j) "Nonemployee Director" means a member of the Board who is not an Employee; provided, however, that, as used in Section 2(e) without initial capital letters, the term "nonemployee director" has the meaning provided in that section.

          (k)  "Participant"  means a person who, at a time when eligible  under
Section 5 hereof, has been granted an Award under the Plan.

          (l) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (m) "Stock" means the common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock or such other securities pursuant to Section 4 hereof.

     3. Administration.

          (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan and applicable law:

               (i) to select persons to whom Awards may be granted;

               (ii) to determine the type or types of Awards to be granted to each such person;

               (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(e) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

               (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

               (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

               (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

               (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

               (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

               (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

          (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The

Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

          (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other Employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or Employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or Employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

     4. Stock Subject to Plan.

          (a) Amount of Stock Reserved. The total amount of Stock that may be subject to outstanding awards, determined immediately after the grant of any Award, shall not exceed 2,200,000 shares of Stock. If an Award valued by reference to Stock may be settled only in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's account.

          (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(b) with respect to Options, SARs or other Awards subject to Section 7(e) to the extent that such authority wold cause such Awards to fail to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code.

         5. Eligibility. Executive officers and other Employees of the Company and its subsidiaries, Directors, and persons who provide consulting, advisory, or other services to the Company deemed by the Committee to be of substantial value to the Company are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be cancelled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment.

     6. Specific Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Section 6(f), 6(h), or 7(a), or to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

          (b) Options. The Committee is authorized to grant Options on the following terms and conditions ("Options"):

               (i) Nature of Options. Options may be either incentive stock options (within the meaning of Section 422 of the Code) ("Incentive Options") or Options that do not qualify as Incentive Options ("Nonqualified Options"); provided, however, that an Incentive Option may be granted only to a person who is an Employee on the date of grant of the Option.

               (ii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option; and provided further that, in the case of an Incentive Option granted to a person who, on the date of grant of the Option, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company, the exercise price per share of Stock purchasable under such Incentive Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the date the Incentive Option is granted.

               (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants. Notwithstanding the foregoing, no Incentive Option shall be exercisable after the expiration of ten years from the date such Incentive Option is granted; provided, that, in the case of an Incentive Option granted to a person who, on the date of grant of the Option, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company, the Incentive Option shall not be exercisable after the expiration of five years from the date of grant of the Incentive Option.

               (iv) Termination of Employment. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three-month period (or such other period as may be specified by the Committee in an Award Agreement) following such termination of employment, but only to the extent such Option was exercisable immediately prior to such termination of employment.
          Notwithstanding the foregoing, if the Participant's employment with the Company is governed by an employment agreement and the Committee determines that such termination is "for cause" as defined in the Participant's employment agreement, all Options held by the Participant shall terminate as of the termination of employment unless otherwise specified in the Participant's Award Agreement.

               (v) Automatic Grants of Options to Directors.

                    (A) (I) Effective immediately following the closing of the merger between CRD Acquisition, Inc., a wholly-owned subsidiary of the Company, and Car Rental Direct, Inc., a Nevada corporation, the directors continuing as directors of the Company following such merger will receive a Nonqualified Option to purchase 75,000 shares of Common Stock, which shall vest on a pro rata basis each calendar month over the three-year period from the date of grant (but only if such Director is a Director at the time of vesting), with vesting commencing on the first day of the calendar month following the date of grant and final vesting occurring on the date immediately prior to the third anniversary of the date of grant (the "Initial Grant"). (II) Upon every third anniversary of the initial election of a Director, that Director will receive a Nonqualified Stock Option to purchase an additional 75,000 shares of Common Stock provided such Director is, on such anniversary, still a director of the Company (the "Renewal Option"). Each Renewal Option shall vest on a pro rata basis each calendar month over the three year period from the date of grant (but only if such Director is a director of the Company at the time of vesting), with vesting commencing on the first day of the calendar month following the date of grant and final vesting on the date immediately prior to the third anniversary of the date of grant.

                    (B) The purchase price for Stock acquired pursuant to the exercise of an Option granted pursuant to this subparagraph (v) shall be the Fair Market Value of the Stock on the date of the grant of the Option. All Options granted under this subparagraph (v) shall provide for a period of exercisability of four years as to each Option (or, where vesting is in increments, as to each vested portion of the Option), commencing on the date the Option (or, if applicable, such portion of the Option) vests. If a person receiving an Option under this subparagraph (v) is not reelected to the Board, resigns, or is removed from the Board for any reason, then any portion of such persons Options granted under this subparagraph (v) that is not vested at such time shall terminate.

                    (C) The Committee, in its discretion, may change the terms and conditions of, and the number of shares of Stock subject to, an Option granted pursuant to this subparagraph (v) at any time prior to or on the date such Option is to be automatically granted hereunder.

          (c) Stock Appreciation Rights. The Committee is authorized to grant SARs on the following terms and conditions ("SARs"):

               (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

               (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may be exercised only upon the occurrence of a change in control of the Company (as defined in the applicable Award Agreement) may be granted on such terms, not inconsistent with this
          Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Committee is authorized to grant Restricted Stock on the following terms and conditions ("Restricted Stock"):

               (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitations, the right to vote Restricted Stock and the right to receive dividends thereon.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company;
          provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

               (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, and the Committee may require the Participant to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv) Dividends. Dividends paid on Restricted Stock shall be paid at the dividend payment dates in cash or in the shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

          (e) Deferred Stock. The Committee is authorized to grant Deferred Stock subject to the following terms and conditions ("Deferred Stock"):

               (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

          (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g) Dividend Equivalents. The Committee is authorized to grant dividend equivalents entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

          (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards ("Other Stock-Based Awards") that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this
Section 6(h).

     7. Certain Provisions Applicable to Awards.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other

Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

          (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

          (d) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. (e) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(e), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives of an Award subject to this
Section 7(e) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee subject to this Section 7(e). Performance objectives shall be objective, shall be stated in writing not later than ninety (90) days after the beginning of the period of service to which they relate, and shall otherwise meet the requirements of Section 162(m)(4)(C) (or successor provisions) of the Code and the regulations thereunder. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(e) shall be selected exclusively from among the following:

               (1)  Annual return on capital;

               (2)  Annual earnings per share;

               (3)  Annual cash flow provided by operations;

               (4)  Changes in annual revenues; and/or

               (5) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weight to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(e), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(e).

          (f) Acceleration. The Committee may accelerate the exercisability or vesting of any Award in whole or in part at any time and may provide for the acceleration of any Award in whole or in part upon the occurrence of certain events as may be set forth in one or more Award Agreements.

     8. General Provisions.

          (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the restriction requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (b) Limitations on Transferability. Awards and other rights under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then permitted under Rule 16b-3, consistent with the registration of the offer and sale of Stock on Form S-8 or Form S-3 or a successor registration form of the Securities and Exchange Commission, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

          (c) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Employee's employment or other person's service at any time.

          (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to Stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

          (f) No Rights to Awards: No Stockholder Rights. No Participant or Employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity or treatment of Participants and Employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participants in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

          (g)  Unfunded  Status  of  Awards:  Creation  of  Trusts.  The Plan is
intended  to  constitute   an   "unfunded"   plan  for  incentive  and  deferred


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

compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Compliance with Code Section 162(m). It is the intent of the Company that Options, SARs and other Awards designated as Awards subject to
Section 7(e) shall constitute "qualified performance-based compensation" within the meaning of the Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

          (k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

          (l) Effective Date: Plan Termination. The Plan shall become effective as of June 20, 2002, and shall continue in effect until the earlier of (i) such time as the Plan is terminated by the Board or (ii) June 20, 2012.


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